Putnam
California
Tax Exempt
Money Market Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

California tax-exempt money market securities held a special appeal in recent months as investors sought refuge from the effects of slowing state and national economies, exacerbated by the crisis in the state's electric power industry. Putnam California Tax Exempt Money Market Fund benefited from the flight to safety but the inflow of funds presented its own challenges for management during the fund's semiannual period.

As you might imagine, demand for money market securities far exceeded the volume of new issuance during the period. The result has been a decline in the yields provided by these instruments. Nevertheless, the management team delivered a competitive yield and strategic diversification throughout the period while maintaining the fund's stable net asset value.

We are pleased to announce the appointment of Joyce E. Dragone as your fund's manager. Joyce has been with Putnam for more than 15 years and has 20 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001

REPORT FROM FUND MANAGEMENT

Joyce E. Dragone

Tax-free money market investments offered investors a welcome refuge from the turbulence of the financial markets during the six months ended March 31, 2001. The relative safety of these short-term securities provided sanctuary to investors reeling from the dramatic reversal of a multi-year stock market rally. The heightened popularity of tax-exempt money markets has come with some constraints, however, as municipal money market issuance in California -- and across the nation, for that matter -- has not kept pace with demand. Amid these dynamic and overwhelmingly positive market conditions, we have successfully maintained the fund's competitive yield, stable share value, and strategic diversification.

Total return for 6 months ended 3/31/01

                    NAV
-------------------------------------------------------------------
                   1.36%
-------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FED EASES SHORT-TERM INTEREST RATES AS ECONOMY SLOWS

In the early months of the reporting period, with the U.S. economy steaming ahead, the Federal Reserve Board remained committed to its aggressive anti-inflationary bias. However, the Fed changed to a more neutral stance in the final weeks of 2000 as it became clear that the economy was slowing faster than many observers had anticipated. Falling corporate earnings, an anemic stock market, and the ongoing shakeout in the technology sector had taken their toll. In January, the Fed reversed course and embarked on a policy of promoting growth by reducing the federal funds rate three times before the end of your fund's semiannual period.

Managing the fund's assets in such a fluid environment requires a patient and vigilant eye. When interest rates were trending up in the early months of the fund's fiscal year, we locked in relatively attractive yields, which the market had driven down in anticipation of the Fed's intervention. When rates were falling during the first quarter of 2001, yields on money market instruments followed suit. However, yields on short-term securities fell less severely than those on longer-term bonds, and we took advantage of those higher yields to help maintain the fund's income stream.

Our efforts were complicated by the fact that heightened demand generated by investors seeking tax relief and capital preservation during the recent market volatility exceeded the supply of new California municipal money market issues. In addition, the first quarter of any year is traditionally the hardest time to find investment options, since investors are pouring assets into tax-free money markets in anticipation of paying their taxes in April, creating significantly higher demand than other times of the year. The overall effect of this supply/demand imbalance was falling yields on short-term municipal bonds. (When demand is high, bond prices rise and bond yields fall.)

* CALIFORNIA'S ECONOMIC PROSPECTS SOUR AS UTILITY AND TECHNOLOGY
  SECTORS DECLINE

We are closely monitoring the fallout from California's utility and technology sectors, since it has implications for the state's fiscal viability as well as the financial markets connected with these industries. In addition to affecting its economic growth, California's severe power crisis is draining the state's coffers, since the state is essentially funding power purchases for the utility companies. Fewer technology jobs and layoffs also are diminishing tax revenues. Standard & Poor's recently put the state on a negative credit watch, which typically presages a credit rating downgrade.

The investment impact of recent events in both these sectors, in and out of California, has been felt primarily in the long end of the yield curve and involves longer-term securities. With its focus on the short end of the curve and on shorter-term securities, your fund is less vulnerable. Furthermore, your fund only holds the highest quality -- AAA-rated or insured -- tax-exempt money market instruments, which represent the lowest credit risk, making it one of the more conservatively managed funds in its peer group. That being said, the fund did hold a minor utility position early on in the fiscal year, which was backed by a bank letter of credit to meet our stringent quality standards. We sold the position well in advance of the power crisis, when we began to see signs of strain in the power supply.

* PRINCIPAL STABILITY IS A TOP PRIORITY

With new investment opportunities limited, the fund ended the semiannual period with 76% of its net assets invested in variable rate demand notes (VRDNs). VRDNs are brought to market with a 30-year maturity and a coupon that resets at par, or face value, daily, weekly, or monthly, depending on the structure of the municipal debt. Since the bonds reset at par, they lend stability to the fund's net asset value and help preserve principal. These bonds also contain a put option, which allows the bondholder (in our case, Putnam) to tender the bonds for purchase on the date a new interest rate is set, thereby establishing their short-term status. To meet such a demand, we require the issuer to have some form of liquidity or credit support. This can take the form of a letter of credit from a major commercial bank or a standby purchase agreement from an insurance company.

The fund's remaining assets were split among tax-exempt notes (18%) and other short-term investments. Tax-exempt notes provide interim financing for state and local governments when there is a shortfall between expenses and the collection of tax revenues. To qualify as short-term municipal securities, these notes must mature within 13 months or 397 days from the date of purchase. Credit quality of the issuing municipality and yield are important factors to weigh when assessing the value of such notes.

At the end of the period, the fund's portfolio average maturity was 36 days. This maturity was shorter than the current norm but is a function of the demand/supply dynamics shaping the current municipal bond market. Typically, the fund's average days to maturity falls in the range of 50 to 60 days and cannot exceed 90 days.

* MORE FED EASING AHEAD

Economic indicators have shown that the economy is slowing rapidly, raising concerns of a recession. The continuing downward spiral of the stock markets heightens those concerns. However, the Fed cut interest rates by one and a half percentage points in the first quarter and another quarter point shortly after the close of the period. History shows that the effects of interest-rate cuts are reflected in higher economic growth rates 6 to 12 months later. In addition, the federal government is considering income-tax cuts, which can further stimulate consumer spending. For these reasons, we believe that the economy is experiencing a slowdown and a recovery is likely in the second half of 2001.

Your fund is in an excellent position to withstand the impact of the utility crisis and the economic slowdown. In addition to being a money market fund, which is designed to maintain a stable $1.00 net asset value and earn attractive income, your fund's holdings are of exceptionally high quality and are diversified across regions and public sectors. Your fund's management team will continue to monitor the supply of new issuance in the hopes of adding longer-term securities to extend the fund's average days to maturity and increase income potential. This will likely entail a reduction in VRDNs and an increase in tax-exempt notes. In keeping with past practices, we will maintain the fund's conservative tone by emphasizing top credit quality and preservation of your principal.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE COMPARISONS (3/31/01)
                                          Current   After-tax
                                          return*    return
-----------------------------------------------------------------------
Passbook savings account                   0.90%      0.49%
-----------------------------------------------------------------------
Taxable money market fund 7-day yield      4.69       2.57
-----------------------------------------------------------------------
3-month certificate of deposit             3.97       2.17
-----------------------------------------------------------------------
Putnam California Tax Exempt
Money Market Fund (7-day yield)            2.79       2.79
-----------------------------------------------------------------------
The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 45.22% maximum combined state and federal income tax rate.

*Sources: FleetBoston (passbook savings), Bank Rate Monitor (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Money Market Fund is designed for investors seeking current income exempt from state and federal income tax, consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 3/31/01

                                        Lipper California
                                           Tax Exempt        Consumer
                           Fund shares    Money Market        price
                             at NAV       Fund Average        index
-------------------------------------------------------------------------------
6 months                      1.36%          1.39%            1.56%
-------------------------------------------------------------------------------
1 year                        2.89           3.04             2.92
-------------------------------------------------------------------------------
5 years                      14.18          15.04            13.23
Annual average                2.69           2.84             2.52
-------------------------------------------------------------------------------
10 years                     29.19          31.65            30.59
Annual average                2.59           2.78             2.70
-------------------------------------------------------------------------------
Life of fund (since 10/26/87)
Annual average                3.24           3.42             3.22
-------------------------------------------------------------------------------
Current return (end of period)        Fund shares at NAV
-------------------------------------------------------------------------------
Current 7-day yield 1                        2.79%
-------------------------------------------------------------------------------
Taxable equivalent 2                         5.09
-------------------------------------------------------------------------------
Current 30-day yield 1                       2.16
-------------------------------------------------------------------------------
Taxable equivalent 2                         3.94
-------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes 45.22% combined state and federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

Past performance is no assurance of future results and more recent returns may be more or less than those shown. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.

DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/01

                                              NAV
-------------------------------------------------------------------------------
Distributions (number)                         6
-------------------------------------------------------------------------------
Income                                     $0.013497
-------------------------------------------------------------------------------
  Total                                    $0.013497
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.


COMPARATIVE BENCHMARKS

Lipper California Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Analytical Services. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (101.6%) (a)
PRINCIPAL AMOUNT                                                                         RATINGS(RAT)        VALUE
California (91.3%)
-------------------------------------------------------------------------------------------------------------------
$           375,000 CA G.O. Bonds, 6s, 9/1/01                                             A-1         $     377,979
          1,035,000 CA Edl. Fac. Auth. Rev. Bonds
                    (Loyola Marymount U.), MBIA, 4.55s, 10/1/01                           Aaa             1,042,907
            900,000 CA Hsg. Fin. Agcy. Rev. Bonds, VRDN FNMA Coll.,
                    3.35s, 7/15/13                                                        A-1+              900,000
                    CA Poll. Control Fin. Auth. Rev. Bonds,
          1,350,000 (Chevron USA, Inc.), 4s, 11/15/01                                     Aa2             1,350,451
          2,000,000 (Sierra Pacific Indl. Project), VRDN 3.35s, 2/1/13
                    (Bank of America LOC)                                                 P-1             2,000,000
          1,205,000 CA Poll. Control Fin. Auth. VRDN
                    (Southdown, Inc.), 3.3s, 2/15/13
                    (Societe Generale LOC)                                                VMIG1           1,205,000
            200,000 CA Statewide Cmnty. Dev. Auth. COP VRDN
                    (Barton Memorial Hosp.), 3.3s, 12/1/09
                    (Bank Nat'l Paris LOC)                                                VMIG1             200,000
            505,000 Fresno, Unified Sch. Dist. COP, MBIA, 4s, 9/1/01                      Aaa               505,000
          1,300,000 Indio, Multi-Fam. VRDN (Carreon), Ser. A,
                    3.35s, 8/1/26 (Redlands Federal Bank LOC)                             A-1+            1,300,000
                    Los Angeles Cnty. Cmnty. Redev. Agcy. COP VRDN
            275,000 (Alpha Partnership), 4s, 12/1/13
                    (Wells Fargo & Co. LOC)                                               A-1+              275,000
            200,000 (Southeast Partnership), 4s, 12/1/13
                    (Wells Fargo & Co. LOC)                                               A-1+              200,000
          1,900,000 Los Angeles Cnty., School Dist. COP VRDN
                    (Belmont Learning Complex), Ser. A, 3 1/4s,
                    12/1/17 (Commerzbank A.G. LOC)                                        VMIG1           1,900,000
            500,000 Orange Cnty., Fin. Auth. Rev. Bonds (Teeter Plan),
                    Ser. E, AMBAC, 6.35s, 11/1/14 (PRE)                                   Aaa               509,909
          1,300,000 Pajaro Valley, U. School Dist. COP VRDN
                    (School Fac. Bridge Funding Program),
                    FSA, 3 1/2s, 9/1/23                                                   VMIG1           1,300,000
          1,000,000 Riverside Cnty. COP VRDN (Riverside Cnty.
                    Pub. Fac.), Ser. D, 3.35s, 12/1/15
                    (Commerzbank A.G. LOC)                                                VMIG1           1,000,000
            225,000 Riverside Cnty., Trans. Comm. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/2s, 6/1/09 (PRE)                                           AAA               230,350
          1,400,000 San Francisco, City & Cnty. Fin. Corp. Lease VRDN
                    (Moscone Ctr. Expansion), Ser. 2, AMBAC,
                    3.3s, 4/1/30                                                          VMIG1           1,400,000
          1,000,000 San Francisco, City & Cnty. Redev. Agy. Multi-Fam.
                    Rev. Bonds VRDN (Fillmore Ctr.), Ser. A-1,
                    3 1/4s, 12/1/17 (Citibank N.A. LOC)                                   A-1+            1,000,000
          1,200,000 San Jacinto, U. School Dist. VRDN COP, FSA,
                    3 1/2s, 9/1/27                                                        VMIG1           1,200,000
            570,000 Southern CA Pub. Pwr. Auth. Rev. Bond,
                    6 3/4s, 7/1/01                                                        A2                573,836
          1,300,000 Stockton, Multi-Fam. Hsg. VRDN
                    (Mariners Poine Assoc.), Ser. A, 3.35s, 9/1/18
                    (Credit Suisse First Boston LOC)                                      A-1+            1,300,000
            800,000 Sweetwater, High School VRDN, FSA,
                    3 1/2s, 6/1/13                                                        VMIG1             800,000
          1,700,000 Three Valleys, Muni. Wtr. Dist. COP VRDN,
                    3.35s, 11/1/14 (Bank of Nova Scotia LOC)                              VMIG1           1,700,000
          1,900,000 Westminster, COP (Civic Ctr.), Ser. B, VRDN,
                    AMBAC, 3.45s, 6/1/24                                                  A-1             1,900,000
          1,000,000 Yucaipa-Calimesa, Joint Unified School Dist.
                    G.O. Bonds, 5s, 6/29/01                                               Aaa             1,001,773
                                                                                                      -------------
                                                                                                         25,172,205

Puerto Rico (10.3%)
-------------------------------------------------------------------------------------------------------------------
            205,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 5s, 7/1/01                          Aaa               205,870
          1,300,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3 1/4s, 12/1/15                                                       VMIG1           1,300,000
            700,000 Cmnwlth. of PR, Rev. Bond, 5 1/2s, 7/1/01                             Aaa               702,768
            615,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. P, 7s,
                    7/1/11 (PRE)                                                          AAA               631,834
                                                                                                      -------------
                                                                                                          2,840,472
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $28,012,677) (b)                                          $  28,012,677
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $27,559,080.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation
      "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation
      "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.

      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.

      AAA = Extremely strong capacity to pay interest and repay principal
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates at March 31, 2001

      The fund had the following industry group concentrations greater than 10% at March 31, 2001
      (as a percentage of net assets):
         Education                  28.1%
         Capital improvements       18.2
         Pollution control          16.5
         Housing                    16.3

      The fund had the following insurance concentration greater than
      10% at March 31, 2001 (as a percentage of net assets):
         AMBAC                      14.7%
         FSA                        12.0
         MBIA                       11.1

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $28,012,677
-------------------------------------------------------------------------------------------
Cash                                                                                524,159
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      228,756
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              130,097
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,300,137
-------------------------------------------------------------------------------------------
Total assets                                                                     30,195,826

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                72,727
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,043,169
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,460,460
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         31,622
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            4,891
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         6,986
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            826
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               16,065
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,636,746
-------------------------------------------------------------------------------------------
Net assets                                                                      $27,559,080

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                        $27,559,080
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A shares
($27,559,080 divided by 27,559,080 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)
Tax exempt interest income                                                         $449,934
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     63,259
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       28,110
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     3,094
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,665
-------------------------------------------------------------------------------------------
Auditing                                                                             11,706
-------------------------------------------------------------------------------------------
Other                                                                                10,107
-------------------------------------------------------------------------------------------
Total expenses                                                                      117,941
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (17,177)
-------------------------------------------------------------------------------------------
Net expenses                                                                        100,764
-------------------------------------------------------------------------------------------
Net investment income                                                               349,170
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $349,170
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $   349,170      $   888,621
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      349,170          888,621
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (349,170)        (888,621)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                        (768,535)        (947,288)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (768,535)        (947,288)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    28,327,615       29,274,903
--------------------------------------------------------------------------------------------------
End of period                                                         $27,559,080      $28,327,615
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                $0.0135      $0.0274      $0.0220      $0.0281      $0.0283      $0.0270
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                $0.0135      $0.0274      $0.0220      $0.0281      $0.0283      $0.0270
------------------------------------------------------------------------------------------------------------------
Total distributions                 $(0.0135)    $(0.0274)    $(0.0220)    $(0.0281)    $(0.0283)    $(0.0270)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.36*        2.78         2.22         2.85         2.87         2.74
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $27,559      $28,328      $29,275      $29,464      $45,606      $43,927
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .81          .73          .75          .85          .93
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.24*        2.72         2.26         2.89         2.80         2.73
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC, ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2001, the fund's expenses were reduced by $17,177 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $301 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

Putnam Retail Management, acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 2001, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $19,733,408 and $19,729,500, respectively.

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                        Six months ended        Year ended
                                             March 31,         September 30,
                                               2001                2000
---------------------------------------------------------------------------
Shares sold                                 12,499,771          67,818,286
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  362,917             787,393
---------------------------------------------------------------------------
                                            12,862,688          68,605,679

Shares
repurchased                                (13,631,223)        (69,552,967)
---------------------------------------------------------------------------
Net decrease                                  (768,535)           (947,288)
---------------------------------------------------------------------------


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Joyce E. Dragone
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA055-71212  064  5/01